                                                                    Exhibit 10.2

                               AMENDMENT NO. 10
                                      TO
                          THIRD AMENDED AND RESTATED
                      CREDIT AND REIMBURSEMENT AGREEMENT


       AMENDMENT No. 10 dated as of June 7, 2000 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

                                   WITNESSETH:

       WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

       WHEREAS, the Company and the Banks wish to amend the Credit Agreement as set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definition; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 10 Effective Date (as defined in Section 20 below) refer to the Credit Agreement as amended hereby.

       SECTION 2. Amendments to the Definitions. (a) Section 1.01 of the Credit Agreement is amended by adding therein the following definitions in alphabetical order:

       "ADDITIONAL DEBT DATE" means the first date on or after the Amendment No. 10 Effective Date on which the Company or any of its wholly-owned domestic Subsidiaries shall have consummated one or more Debt Issuances pursuant to which Debt in an aggregate principal or face amount at least equal to $100,000,000 shall have been issued.

       "AMENDMENT NO. 10 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 10 to this Agreement.

       "COOLER ACQUISITION" means the acquisition by the Company from Thermo Electron Corporation of all of the issued and outstanding common stock of Coleman Research Corporation or all or substantially all of its assets substantially on the terms set forth in the Letter of Intent, dated March 16, 2000 between the Company and Thermo Electron Corporation provided by the Company to the Banks prior to the Amendment No. 10 Effective Date.

       "COOLER ACQUISITION DATE" means the date of consummation of the Cooler Acquisition.

       "MDA SHARE SALE" means the sale or other disposition of shares of common stock of MDA pursuant to a registered offering substantially on the terms described by the Company to the Banks prior to the Amendment No. 10 Effective Date.

       (b) The following definition set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

       "EARNINGS AVAILABLE FOR FIXED CHARGES" means, for any period, Consolidated Net Income for such period (excluding therefrom (i) any extraordinary items of gain or loss, (ii) any gain or loss of any other Person accounted for pursuant to the equity method, except in the case of gain to the extent of cash distributions received from such Person during the relevant period), plus the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) interest and rental expense, (ii) income taxes, (iii) write-offs with respect to the investment made by the Company in CCI International N.V. for any fiscal quarter ended prior to December 31, 1999, up to an aggregate amount equal to $21,400,000, (iv) Excluded Charges, up to an aggregate amount equal to $5,000,000, (v) one-time accounting charges resulting in adjustments to earnings for each of the fiscal quarters of the fiscal year ended December 31, 1998, up to an aggregate amount equal to $35,600,000 and (vi) non-cash asset impairment charges incurred on or prior to December 31, 1999 up to an aggregate amount equal to $17,027,000, non-cash write-downs up to an aggregate amount equal to $14,820,000 incurred on or prior to December 31, 1999 and other non-cash charges similar to depreciation and amortization (but not including depreciation or amortization).

       SECTION 3. Increase in Commitment Reduction and Mandatory Prepayments Under Certain Circumstances. (a) Section 2.10(d) of the Credit Agreement is amended by inserting the phrase ", subject to the provisions of subsection (f)(iii) below" immediately after the words ";provided that" contained therein.

       (b) Section 2.10(e) of the Credit Agreement is amended by inserting the phrase "subject to subsection (f)(ii) below," immediately before the words "the Commitments" contained therein.

       (c) Section 2.10(f) of the Credit Agreement is hereby redesignated as
Section 2.10(g) thereof.

       (d) A new Section 2.10(f) to the Credit Agreement is added immediately after Section 2.10(e) thereof, to read in its entirety as follows:

                     (f) (i) If the Cooler Acquisition Date has occurred and the
              Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date, then on the Cooler Acquisition Date the Commitments shall be automatically and ratably reduced by an aggregate amount equal to $10,000,000 (in addition to any reduction of the Commitments that may be effected on the Cooler Acquisition Date pursuant to subsections (d) or (e) above).

                     (ii) If the Cooler Acquisition Date has occurred on or
              prior to any date set forth below and the Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date, then to the extent not theretofore reduced to the same or a lesser amount, the Commitments shall be automatically and ratably reduced on each date set forth below to the aggregate amount set forth opposite such dates:

           ------------------------------------------------------------------------
                    DATE                              AGGREGATE AMOUNT
           ------------------------------------------------------------------------
                    August 1, 2000                    $115,000,000
           ------------------------------------------------------------------------
                    July 1, 2001                      $75,000,000
           ------------------------------------------------------------------------


                     (iii) If the Cooler Acquisition Date has occurred and the
              Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date, then (i) the aggregate amount of the reduction of the Commitments effected pursuant to Section 2.10(d) as a result of Reduction Events consummated on or before August 1, 2000 shall not exceed $50,000,000, (ii) the aggregate amount of the reduction of the Commitments effected pursuant to Section 2.10(d) as a result of Reduction Events consummated after August 1, 2000 shall not exceed $30,000,000 and (iii) in no event shall the Commitments be reduced pursuant to Section 2.10(d) below $75,000,000.

       (e) New Sections 2.10(h) and 2.10(i) are added immediately after Section 2.10(g) of the Credit Agreement, to read in their entirety as follows:

                     (h) If the Cooler Acquisition Date has occurred and the
              Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date, then on the Cooler Acquisition Date, in addition to any prepayment of the Loans to be made by the Borrowers pursuant to Section 2.10(f), the Borrowers shall prepay, together with accrued interest thereon, Loans in an aggregate principal amount equal to $10,000,000. Any prepayment of the Loans made pursuant to this subsection (h) shall not cause any reduction of the Commitments.

                     (i) Each prepayment of the Loans made by the Borrowers
              pursuant to this Section 2.10 shall be applied to prepay such Group or Groups of Loans as the Borrowers shall designate (or, absent any such designation, as the Administrative Agent shall determine), and shall be applied to prepay ratably the Loans of the several Banks included in each such Group or Groups of Loans.

       SECTION 4. Limitation on New Extensions of Credit. (a) The following phrase is added at the end of Section 2.01 of the Credit Agreement: ",subject to the provisions of Sections 2.02(e) and 2.02(f).".

       (b) New Sections 2.02(e) and (f) to the Credit Agreement are added immediately after Section 2.02(d) thereof, to read in their entirety as follows:

                     (e) The Company agrees that, except as permitted in
              subsection (f) below, on and after the Amendment No. 10 Effective Date, neither Company nor any other Borrower shall deliver a Notice of Borrowing or a request for issuance of a Letter of Credit or otherwise request any Bank (including the LC Bank) to extend any credit to the Company or any other Borrower, and that, notwithstanding any other provision hereof, on and after the Amendment No.10 Effective Date, no Bank (including the LC Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date or any Loan made on or after the Cooler Acquisition Date and permitted to be made pursuant to subsection (f) below and continuing or converting any such Loan on the terms set forth in such Notice of Interest Rate Election).

                     (f) If the Cooler Acquisition Date has occurred and the
              Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date and the Borrowers shall have complied with their obligations under Section 2.10(h), the Company or any other Borrower may deliver a Notice of Borrowing or request for issuance of a Letter of Credit, on any date (a "test date") on or after the Cooler Acquisition Date, and the Banks (including the LC Bank) shall be required to make such requested Loan, or issue or participate in such requested Letter of Credit (subject to satisfaction of the conditions set forth in Section 3.03 and, if applicable, Section 3.04); provided that after giving effect to any such Loan or issuance of or participation in any such Letter of Credit, the portion of the total Exposure of all the Banks that has been incurred on or after the Cooler Acquisition Date and that is outstanding on such test date shall not exceed $10,000,000 (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date or any Loan permitted to be made pursuant to this subsection (f) and continuing or converting any such Loan on the terms set forth in such Notice of Interest Rate Election).

       (c) The following phrase is added at the beginning of Section 2.03 of the Credit Agreement: "Subject to the provisions of Sections 2.02(e) and 2.02(f),".

       (d) Section 3.03 of the Credit Agreement is amended by:

                (i) deleting the "and" at the end of clause (c) thereof;

               (ii) deleting the period at the end of clause (d) thereof and substituting it with ";and"; and

              (iii) inserting new clauses (e) and (f) immediately after clause
       (d) thereof to read in their entirety as follows:

                     (e) (A) the Cooler Acquisition Date shall have occurred and the Additional Debt Date shall not have occurred on or prior to the Cooler Acquisition Date and (B) after giving effect to such Credit Event (and the application of the proceeds thereof), the portion of the total Exposure of all the Banks that has been incurred on or after the Cooler Acquisition Date and that is outstanding on such date does not exceed $10,000,000; and

                     (f) the Borrowers shall have complied with their
              obligations under Sections 2.10(g) and 2.10(h).

       SECTION 5. Amendment of the Investments Covenant To Permit the Cooler Acquisition. Section 5.07 of the Credit Agreement is amended by:

                (i) deleting the "and" at the end of clause (o) thereof,

               (ii) renumbering clause (p) thereof as clause (q) and substituting a reference to "clause (q)" for the reference to "clause
       (p)" contained therein;

              (iii) adding a new clause (p) immediately after clause (o) thereof, to read in its entirety as follows:

                     (p) Investments consisting of the acquisition of capital stock of Coleman Research Corporation constituting the consummation of the Cooler Acquisition; provided that (i) such Investments are made after the Amendment No. 10 Effective Date and after the date on which the Company and its wholly-owned domestic Subsidiaries shall have generated aggregate cash proceeds of not less than $140,000,000 consisting of (A) Net Cash Proceeds generated by any one or more (x) Asset Sales (other than the MDA Share Sale) which would reduce Consolidated EBITDA by less than the expected increase in Consolidated EBITDA resulting from the Cooler Acquisition, (y) Debt Issuances, and/or (z) Equity Issuances, and/or (B) not more than $40,000,000 in aggregate cash proceeds resulting from (x) Net Cash Proceeds from the MDA Share Sale, and/or (y) cash proceeds from any one or more sale/leaseback transactions, asset based financing and/or other issuances of Debt not constituting Debt Issuances, (ii) the aggregate amount of cash consideration paid by the Company and its Subsidiaries with respect to the Cooler Acquisition does not exceed $38,000,000,
              (iii) the aggregate value of the stock of the Company issued as consideration with respect to the Cooler Acquisition does not exceed $38,000,000, (iv) neither the Company nor any of its Subsidiaries shall pay any consideration with respect to the Cooler Acquisition, except the consideration described in clauses
              (ii) and (iii) of this proviso and (v) on the Cooler Acquisition Date, the Borrowers shall comply with their obligations under Sections 2.10(g) and (h); and

               (iv) amending the last sentence thereof to read in its entirety as follows:

                     Notwithstanding any provision of this Agreement (including the foregoing clauses of this Section 5.07) (x) after the Amendment No. 8 Effective Date and prior to the Amendment No.10 Effective Date, the Company will not and will not permit any Subsidiary to, consummate any acquisition of any other Person or all of the components of an entire line of business or division of any other Person (whether by purchase of stock or assets, by merger, consolidation or otherwise) without the prior written consent of the Required Banks, other than the DataQuick Acquisition and (y) on and after the Amendment No.10 Effective Date, the Company will not and will not permit any Subsidiary to, consummate any acquisition of any other Person or all of the components of an entire line of business or division of any other Person (whether by purchase of stock or assets, by merger, consolidation or otherwise) without the prior written consent of the Required Banks, other than the DataQuick Acquisition and the Cooler Acquisition.

       SECTION 6. Change in the Minimum Net Worth Covenant. Section 5.08 of the Credit Agreement is amended to read in its entirety as follows:

                     SECTION 5.08. Minimum Consolidated Net Worth. Consolidated
              Net Worth at the last day of any fiscal quarter set forth below will not be less than (i) the amount set forth in the table below opposite such fiscal quarter plus (ii) 50% of Consolidated Net Income for each fiscal quarter of the Company ended after March 31, 2000, which such Consolidated Net Income is positive (but with no deduction on account of any fiscal quarter for which Consolidated Net Income is negative) plus (iii) 100% of the aggregate amount by which Consolidated Net Worth shall have been increased by reason of the issuance and sale after March 31, 2000 and on or prior to such date of any capital stock or the conversion or exchange of any Debt of the Company into or with capital stock of the Company consummated after March 31, 2000 and on or prior to such date.

           ------------------------------------------------------------------------
              FISCAL QUARTER ENDED                      AMOUNT
           ------------------------------------------------------------------------
              6/30/00                                   $225,000,000
           ------------------------------------------------------------------------
              9/30/00                                   $200,000,000
           ------------------------------------------------------------------------
              12/31/00                                  $190,000,000
           ------------------------------------------------------------------------

           ------------------------------------------------------------------------
              FISCAL QUARTER ENDED                      AMOUNT
           ------------------------------------------------------------------------
              3/31/01                                   $175,000,000
           ------------------------------------------------------------------------
              6/30/01                                   $165,000,000
           ------------------------------------------------------------------------
              9/30/01                                   $190,000,000
           ------------------------------------------------------------------------
              12/31/01 and thereafter                   $190,000,000
           ------------------------------------------------------------------------

       SECTION 7. Change in the Leverage Ratio and the Senior Leverage Ratio.
Section 5.09 of the Credit Agreement is amended to read in its entirety as follows:

                     SECTION 5.09. (a) Leverage. The Consolidated Leverage Ratio
              will at no date during any period set forth below exceed the ratio set forth in Column I below opposite such period (or, if the Additional Debt Date shall have occurred on or prior to the last day of such period, the ratio set forth in Column II below opposite such period):

         -------------------------------------------------------------------------------
         PERIOD                                COLUMN I                COLUMN II
         -------------------------------------------------------------------------------
         Amendment No. 10                      4.70:1                  4.85:1
         Effective Date - 6/30/00
         -------------------------------------------------------------------------------
         7/1/00-9/30/00                        4.85:1                  5.50:1
         -------------------------------------------------------------------------------
         10/1/00-12/31/00                      4.85:1                  6.30:1
         -------------------------------------------------------------------------------
         1/1/01-3/31/01                        4.50:1                  6.00:1
         -------------------------------------------------------------------------------
         4/1/01-6/30/01                        4.50:1                  5.35:1
         -------------------------------------------------------------------------------
         7/1/01-9/30/01                        3.00:1                  3.75:1
         -------------------------------------------------------------------------------
         10/1/01 and thereafter                3.00:1                  3.75:1
         -------------------------------------------------------------------------------

       (b) Senior Leverage. The Senior Leverage Ratio will at no date during any period set forth below exceed the ratio set forth below opposite such period:

         --------------------------------------------------------------------------------
                  PERIOD                                    RATIO
         --------------------------------------------------------------------------------
         Amendment No. 10 Effective Date -         3.5:1
         6/30/00
         --------------------------------------------------------------------------------

         --------------------------------------------------------------------------------
         7/1/00- 9/30/00                           3.1:1
         --------------------------------------------------------------------------------
         10/1/00- 12/31/00                         3.5:1
         --------------------------------------------------------------------------------
         1/1/01-6/30/01                            3.0:1
         --------------------------------------------------------------------------------
         7/1/01 and thereafter                     2.0:1
         --------------------------------------------------------------------------------

       SECTION 8. Change in the Consolidated Fixed Charge Ratio. Section 5.10 of the Credit Agreement is amended to read in its entirety as follows:

                     SECTION 5.10. Consolidated Fixed Charge Ratio. At the last day of any fiscal quarter set forth below, the ratio of Earnings Available for Fixed Charges to Consolidated Fixed Charges, in each case for the four consecutive fiscal quarters then ended, will not be less than the ratio set forth in Column I below opposite such fiscal quarter (or, if the Additional Debt Date shall have occurred on or prior to the last day of such fiscal quarter, the ratio set forth in Column II below opposite such fiscal quarter):

         -----------------------------------------------------------------------------------
         FISCAL QUARTER ENDED                 COLUMN 1               COLUMN II
         -----------------------------------------------------------------------------------
         6/30/00                              1.15:1                 1.15:1
         -----------------------------------------------------------------------------------
         9/30/00                              1.15:1                 1.15:1
         -----------------------------------------------------------------------------------
         12/31/00                             0.85:1                 0.75:1
         -----------------------------------------------------------------------------------
         3/31/01                              1.00:1                 0.75:1
         -----------------------------------------------------------------------------------
         6/30/01                              1.10:1                 0.75:1
         -----------------------------------------------------------------------------------
         9/30/01                              1.75:1                 1.50:1
         -----------------------------------------------------------------------------------
         12/31/01 and thereafter              1.75:1                 1.50:1
         -----------------------------------------------------------------------------------

       SECTION 9. Additional Exception for Negative Pledge. Section 5.14 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause (t) thereof, (ii) renumbering clause (u) thereof as clause (v), and (iii) adding a new clause (u) immediately after clause (t) thereof, to read in its entirety as follows:

                     (u) Liens on the shares of MDA pursuant to Section 13 of the Secondary Option Agreement contemplated by the MDA Transaction Agreement; and

       SECTION 10. Amendment of the Subsidiary Debt Covenant and the MDA Covenant. Section 5.17 of the Credit Agreement is amended to read in its entirety as follows:

                     SECTION 5.17. Subsidiary Debt. (a) Total Debt of all of the
              Company's Subsidiaries (excluding (i) Loans and Letter of Credit Liabilities hereunder and any Guarantees thereof, (ii) Debt of a Subsidiary to the Company or to a Wholly-Owned Subsidiary of the Company, (iii) Debt of MDA or any of its Subsidiaries and (iv) any Guarantees of the NML Debt) will at no time on or after the Amendment No. 10 Effective Date exceed 5% of Consolidated Net Worth. For purposes of this subsection (a), any preferred stock of a Subsidiary held by a Person other than the Company or a Wholly-Owned Subsidiary of the Company shall be included, at the higher of its voluntary or involuntary liquidation value, in the "Debt" of such Subsidiary.

                     (b) MDA Equity. On and after the Amendment No. 8 Effective Date, the Company will cause MDA to comply with the covenant set forth in the Credit Agreement evidencing the MDA Financing requiring MDA to maintain a minimum consolidated equity level; provided that failure by the Company to comply with this subsection (b) at any time shall not constitute an Event of Default hereunder unless at such time such failure by MDA to comply with such covenant in such Credit Agreement constitutes an event of default thereunder which has not been waived by the lenders to the MDA Financing.

       SECTION 11. Change in Consolidated Capital Expenditures. Section 5.20 of the Credit Agreement is hereby amended to read in its entirety as follows:

                     SECTION 5.20. Consolidated Capital Expenditures. At any
              date on or after the Amendment No. 10 Effective Date the aggregate amount of Consolidated Capital Expenditures (i) for the period from and including January 1, 2000 to and including December 31, 2000 (other than the DataQuick Acquisition and the Cooler Acquisition, to the extent either constitutes Consolidated Capital Expenditures) will not exceed $60,700,000, (ii) for the period from and including January 1, 2001 to and including December 31, 2001 will not exceed $50,000,000 and (iii) for the period from and including January 1, 2002 to and including December 31, 2002 will not exceed $50,000,000.

       SECTION 12. Release of Amounts in the Restricted Account. (a) A new
Section 5.24 is added immediately after Section 5.23 of the Credit Agreement, to read in its entirety as follows:

                     SECTION 5.24. Restricted Account. (a) Releases. The
              Borrowers and the Banks agree that amounts on deposit in the Restricted Account (other than amounts deposited therein pursuant to Section 2.10(d)) shall be released therefrom from time to time upon request of the Company, so long as at the time no Default shall have occurred and be continuing, as follows: (A) upon consummation of the security arrangements contemplated by Section 5.19(d) of the Credit Agreement, $5,000,000 shall be released; (B) on the date on which the aggregate amount of the Commitments shall have been reduced to $150,000,000 or less, so long as the Additional Debt Date shall not have occurred on or prior to such date, $10,000,000 shall be released; (C) if no amounts have been released pursuant to clause (B) or if the full amount required to be deposited pursuant to subsection (b) has been so deposited, on the date on which the aggregate amount of the Commitments shall have been reduced to $85,000,000 (or, if the Cooler Acquisition Date shall have occurred and the Additional Debt Date shall not have occurred on or prior to the Cooler Acquisition Date, $75,000,000) or less, $10,000,000 shall be released; (D) amounts deposited therein (including pursuant to subsection (b)) not theretofore released pursuant to clauses (A), (B) and (C) shall be released from time to time, so long as after giving effect to such release the Company's cash balances do not exceed $10,000,000 and
              (E) any such request for release shall be accompanied by a certificate signed by a duly authorized officer of the Company (on which the Collateral Agent may conclusively rely) to the effect that the applicable conditions set forth above have been satisfied in connection with such release.

                     (b) Deposits. On the Additional Debt Date, the Borrowers shall deposit in the Restricted Account an amount equal to $10,000,000; provided that the Borrowers shall not be required to deposit any such amount (i) unless prior to the Additional Debt Date, amounts on deposit in the Restricted Account shall have been released pursuant to clause (B) of subsection (a) above or (ii) if on the Additional Debt Date the aggregate amount of the Commitments does not exceed (x) if the Cooler Acquisition Date has occurred and the Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date, $75,000,000, (y) otherwise $85,000,000.

       (b) The Borrowers and the Banks agree that the provisions set forth in
Section 5(d) of Amendment No. 6 to the Credit Agreement dated as of December 21, 1999 regarding the release of amounts on deposit in the Restricted Account shall cease to be in effect on and as of the Amendment No. 10 Effective Date.

              SECTION 13. Additional Events of Default. (a) Section 6.01(c) of the Credit Agreement is amended to read in its entirety as follows:

                     (c) any Borrower shall fail to observe or perform any covenant or agreement contained in Sections 5.01(g), 5.07 to 5.22 inclusive and Section 5.24;

       (a) A new Section 6.01(n) to the Credit Agreement is added immediately after Section 6.01(m) thereof, to read in its entirety as follows:

                     (n) the Company or any other Borrower shall deliver a Notice of Borrowing or a request for issuance of a Letter of Credit or otherwise request any Bank to extend any credit to the Company or any other Borrower under the Credit Agreement, except as permitted pursuant to Section 2.02(f);

       SECTION 1. Amendment to Pricing Schedule. The Pricing Schedule to the Credit Agreement is amended by substituting the date "December 21, 2002" for the date "January 1, 2001" set forth in paragraph immediately after the table set forth therein.

       SECTION 2. Release of Lien on Certain MDA Shares. (a) The Banks hereby agree that, in the event the Company consummates the MDA Share Sale (as defined in the Credit Agreement as amended hereby) at any time prior to the delivery by the Company to the Collateral Agent of all of the capital stock of New MDH (as defined in Amendment No. 6 to the Credit Agreement), the Lien on such shares so sold or otherwise transferred (the "MDA SUBJECT SHARES") (including all proceeds thereof other than proceeds thereof which must be paid to the Banks pursuant to
Section 15(a)(ii)) shall be released upon and subject to the following terms and conditions:

              (i) the MDA Subject Shares shall constitute no more than 14.67% of the aggregate amount of shares of MDA held directly or indirectly by the Company;

              (ii) on the date of consummation of the MDA Share Sale (the "MDA SHARE SALE DATE"), the Borrowers shall comply with their obligations under Section 2.10(g) of the Credit Agreement; and

              (iii) the Company shall have delivered to the Administrative Agent and the Collateral Agent a certificate, dated the MDA Share Sale Date, duly executed by the chief financial officer of the Company and certifying that the terms and conditions set forth in clauses (i) and
       (ii) of this Section 15(a) shall have been complied with on and as of the MDA Share Sale Date.

       The Company agrees that failure to satisfy the conditions set forth in clauses (i) through (iii), inclusive, of this Section 15(a) in the event the Company consummates the MDA Share Sale pursuant to a registered offering substantially on the terms described by the Company to the Banks prior to the Amendment No. 10 Effective Date shall constitute an Event of Default.

       (a) The Company agrees to cause the conditions set forth in clauses (i) through (iii), inclusive, of Section 15(a) to be satisfied in the event that the MDA Share Sale is consummated at any time on or after the delivery to the Collateral Agent of all of the capital stock of New MDH and agrees that any failure to do so shall constitute an Event of Default.

       (b) The Banks hereby authorize the Collateral Agent to execute any release instruments to evidence the release of the Lien on the MDA Shares (and the portion of the proceeds thereof which are not required to be paid to the Banks pursuant to Section 15(a)(ii) above) effected pursuant to subsection (a) of this Section 15. In doing so, the Collateral Agent shall be entitled to rely fully on the certificate described in clause (iii) of Section 15(a), and shall have no obligation to independently verify whether the Company shall have complied with the terms and conditions set forth in Section 15(a). For the avoidance of doubt, the Banks and the Company acknowledge and agree that, without limiting any other rights that the Company may have, in no event shall the terms of this Section 15 affect the agreements set forth in Sections 5(c), 5(f) or 5(g) of Amendment No. 6 to Credit Agreement, which shall continue to remain in full force and effect on and after the Amendment No. 10 Effective Date.

       (d) The Company agrees that on and after the date on which the Company delivers to the Collateral Agent all of the capital stock of New MDH, the Company will not permit New MDH to transfer any of the shares of capital stock of MDA held by New MDH to any other Subsidiary of the Company other than to a Subsidiary (i) which is a Subsidiary Guarantor, (ii) which is incorporated in the United States, (iii) which does not owe any Debt to any Person other than to any Borrower or Subsidiary Guarantor, and (iv) all of the capital stock of which has been subjected to a Lien on substantially the same terms as the Lien granted over the capital stock of New MDH as of such date, and agrees that any failure to comply with the provisions of this subsection (d) shall constitute an Event of Default.

       SECTION 3. Covenants and Waivers Prior to Amendment No. 10 Effective Date. (a) The Banks and the Company hereby acknowledge and agree that the amendments set forth in this Amendment No. 10 to Credit Agreement, including, without limitation, the amendments to Sections 5.08, 5.09, 5.10 and 5.17, are intended to amend the Credit Agreement only in respect of the time periods occurring after the Amendment No. 10 Effective Date, and in no event shall such amendments retroactively amend or alter the provisions of the Credit Agreement which were in effect prior to the Amendment No. 10 Effective Date.

       (b) The Banks and the Company acknowledge and agree that, with respect to the waivers granted pursuant to Section 3(a) of Amendment No. 8 to Credit Agreement (the "EXISTING WAIVERS") (i) at no time shall any failure of the Company to comply with any Section of the Credit Agreement specified in the Existing Waivers constitute an Event of Default if such failure occurred prior to the Amendment No. 10 Effective Date, (ii) in no event shall the Existing Waivers be subject to revocation, (iii) the Waiver Period (as defined in Amendment No. 8 to the Credit Agreement) with respect to the Existing Waivers shall terminate on the Amendment No. 10 Effective Date and (iv) commencing on the Amendment No. 10 Effective Date, the Company shall be obligated to comply with the requirements of the Sections 5.08, 5.09, 5.10 and 5.17 of the Credit Agreement (as amended hereby) which relate to periods on or after the Amendment No. 10 Effective Date and failure by the Company to do so shall entitle the Agents and the Banks to exercise rights and remedies under the Financing Documents in accordance with their terms.

       SECTION 4. Representations and Warranties. (a) Section 4.06(c) of the Credit Agreement is amended by replacing the date "September 30, 1998" contained therein with the date "March 31, 2000".

       (b) Section 4.07 of the Credit Agreement is amended by inserting after the words "by the Company to the Banks" the words "or disclosed in the Company's annual report on form 10-K for the 1999 fiscal year as filed with the Securities and Exchange Commission prior to the Amendment No. 10 Effective Date".

       (c) The Company represents and warrants that:

              (i) The consolidated balance sheets of the Company and its Consolidated Subsidiaries as of December 31, 1999, December 31,1998, and December 31, 1997, respectively, and the related consolidated statements of operations and cash flows for each such fiscal year, delivered to the Banks prior to the Amendment No. 10 Effective Date pursuant to
       Section 5.22 of the Credit Agreement, fairly present in all material respects, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of the respective dates thereof, and their consolidated results of operations and cash flows for such fiscal years.

              (ii) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of March 31, 2000 and the related consolidated statements of operations and cash flows for the three months then ended, together with the consolidating balance sheet, statement of operations and operating cash flows for such quarter for each of the Company's Consolidated Subsidiaries delivered to the Banks prior to the Amendment No. 10 Effective Date fairly present in all material respects, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection
       (i), the consolidated financial position of the Company and its Consolidated Subsidiaries, as of such date, and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

              (iii) The projections delivered by the Company to the Banks prior to the Amendment No. 10 Effective Date in accordance with Section 5.22 of the Credit Agreement (including the projected balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 2000 and related projected statement of operations and cash flows for such fiscal year) have been prepared by the Company in good faith based on assumptions believed to be reasonable at the time.

              (iv) Since March 31, 2000 there has been no material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, taken as a whole, and no event has taken place which is reasonably likely to have such a material adverse effect in the future.

              (v) The Company intends to consummate the MDA Share Sale (or to cause New MDH to consummate) a sale of shares of common stock of MDA pursuant to a registered offering substantially on the terms described by the Company to the Banks prior to the Amendment No. 10 Effective Date) for cash proceeds in the amount currently estimated to be not less than $22,000,000, subject to the rights of underwriters to reduce the number of shares of MDA to be sold pursuant thereto.

       SECTION 5. Restatement Date. The Banks and the Company acknowledge and agree that this Amendment No. 10 shall constitute the restatement of the Credit Agreement contemplated by Section 5.23 of the Credit Agreement and the Restatement Date referred to in Section 2.10(e) of the Credit Agreement shall be the Amendment No. 10 Effective Date.

       SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 7. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "AMENDMENT NO. 10 EFFECTIVE DATE") on which the Administrative Agent shall have received:

              (i) duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

              (ii) payment in full of all the fees payable by the Company pursuant to Section 2.17 of the Credit Agreement, for the account of each of the Banks entitled to such fees pursuant to the terms of such Section.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


ORBITAL SCIENCES CORPORATION


By
  ---------------------------------------------------
Name:
Title:


MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By
  ---------------------------------------------------
Name:
Title:


THE BANK OF NOVA SCOTIA


By
  ---------------------------------------------------
Name:
Title:


BANK OF AMERICA, N.A., f/k/a
  NATIONSBANK, N.A.


By
  ---------------------------------------------------
Name:
Title:

FIRST UNION COMMERCIAL CORPORATION


By
  ---------------------------------------------------
Name:
Title:


DEUTSCHE BANK AG, NEW YORK
AND/OR CAYMAN ISLAND BRANCHES


By
  ---------------------------------------------------
Name:
Title:


By
  ---------------------------------------------------
Name:
Title:


KEYBANK NATIONAL ASSOCIATION


By
  ---------------------------------------------------
Name:
Title:


BANK OF TOKYO-MITSUBISHI TRUST COMPANY


By
  ---------------------------------------------------
Name:
Title:

WACHOVIA BANK, N.A.


By
  ---------------------------------------------------
Name:
Title:


CHEVY CHASE BANK


By
  ---------------------------------------------------
Name:
Title:


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Administrative Agent and as
  Collateral Agent


By
  ---------------------------------------------------
Name:
Title:


Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By
  ---------------------------------------------------
  Name:
  Title:

ORBITAL SPACE SYSTEMS, INC.


By
  ---------------------------------------------------
  Name:
  Title:

ORBITAL COMMERCIAL SYSTEMS, INC.


By
  ---------------------------------------------------
  Name:
  Title:


ORBITAL INTERNATIONAL, INC.


By
  ---------------------------------------------------
  Name:
  Title:


ORBITAL SERVICES CORPORATION


By
  ---------------------------------------------------
  Name:
  Title:


ORBITAL NAVIGATION CORPORATION


By
  ---------------------------------------------------
  Name:
  Title:


ORBLINK LLC

By
  ---------------------------------------------------
  Name:
  Title: